                                                                   EXHIBIT 10.31

                                     CONSENT

Reference is made to the Waiver Agreement, dated as of March 26, 2003 (the "Waiver Agreement"), entered into by and among Symbol Technologies, Inc., a Delaware corporation (the "Company"), the Banks party thereto, and Bank of America, N.A., as agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Waiver Agreement.

The Banks party hereto hereby consent to the extension of the expiration date of the Waiver Period to August 14, 2003, effective as of June 30, 2003, provided that (i) the Company shall pay (through the Agent) to each Bank that executes and delivers this Consent by no later than 12:00 p.m. Pacific time on Thursday, July 3, 2003, a non-refundable waiver fee equal to $5,000, and (ii) for purposes of Section 4(b) of the Waiver Agreement, "$90,000,000" is substituted for "$125,000,000". The foregoing consent fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Company pursuant to the Credit Agreement.

Upon receipt by the Agent of (i) the consent fee referred to above for the account of the Banks entitled thereto, and (ii) counterparts of this Consent executed by the Company and the Majority Banks, this Consent shall become effective.

The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Consent shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to provide consents, waivers or enter into amendments under the same, similar or any other circumstances in the future.

Except as herein expressly modified, all terms, covenants and provisions of the Waiver Agreement are and shall remain in full force and effect.

This Consent shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Consent.

This Consent shall be governed by and construed in accordance with the laws of the State of New York.

This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

This Consent, together with the Waiver Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Consent supersedes all prior drafts and communications with respect thereto. This Consent may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.




                  (remainder of page intentionally left blank)

         IN WITNESS WHEREOF, the parties hereto have duly executed this Consent, as of the date first above written.


                                  THE BORROWER
                                  ------------


                                  SYMBOL TECHNOLOGIES, INC.


                                  By: /s/ Cary G. Schmiedel
                                     ------------------------------

                                  Name:  Cary G. Schmiedel
                                       ----------------------------

                                  Title: Vice President & Treasurer
                                        ---------------------------

                                  THE AGENT
                                  ---------


                                  BANK OF AMERICA, N.A.



                                  By: /s/ James P. Johnson
                                     ----------------------------

                                  Name:  James P. Johnson
                                       --------------------------

                                  Title: Managing Director
                                        -------------------------


                                  THE BANKS
                                  ---------

                                  BANK OF AMERICA, N.A., as a Bank, as Fronting Bank and as Issuing Bank

                                  By: /s/ James P. Johnson
                                     ----------------------------

                                  Name:  James P. Johnson
                                       --------------------------

                                  Title: Managing Director
                                        -------------------------

                                  JPMORGAN CHASE BANK (formerly known as The
                                  Chase Manhattan Bank), as Documentation Agent and as a Bank

                                  By: /s/ Richard G. Williams
                                     ----------------------------

                                  Name:  Richard G. Williams
                                       --------------------------

                                  Title: Vice President
                                        -------------------------

                                  BANK HAPOALIM BM


                                  By: /s/ Shaun Briedbart
                                     ----------------------------

                                  Name:  Shaun Briedbart
                                       --------------------------

                                  Title: Vice President
                                        -------------------------


                                  By: /s/ Lenroy Hackett
                                     ----------------------------

                                  Name:  Lenroy Hackett
                                       --------------------------

                                  Title: Vice President
                                        -------------------------

                                  INTESA BCI, LOS ANGELES FOREIGN BRANCH
                                  (formerly known as BANCA COMMERCIALE ITALIANA, NEW YORK BRANCH)



                                  By: /s/ Frank Maffei
                                     ----------------------------

                                  Name:  Frank Maffei
                                       --------------------------

                                  Title: Vice President
                                        -------------------------



                                  By: /s/ E. Bermant
                                     ----------------------------

                                  Name:  E. Bermant
                                       --------------------------

                                  Title: FVP/Deputy Manager
                                        -------------------------

                                  BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                  By: /s/ Lillian Kim
                                     ----------------------------

                                  Name:  Lillian Kim
                                       --------------------------

                                  Title: Vice President
                                        -------------------------

                                  BNP PARIBAS


                                  By: /s/ Duane Helkowski
                                     ----------------------------

                                  Name:  Duane Helkowski
                                       --------------------------

                                  Title: Managing Director
                                        -------------------------



                                  By: /s/ illegible
                                     ----------------------------

                                  Name:
                                       --------------------------

                                  Title: Managing Director
                                        -------------------------

                                  COMERICA BANK



                                  By: /s/ Joel S. Gordon
                                     ----------------------------

                                  Name:  Joel S. Gordon
                                       --------------------------

                                  Title: Assistant Vice President
                                        -------------------------

                                  DZ BANK AG DEUTSCHEZENTRAL-
                                  GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN,
                                  (successor by merger to DZ BANK DEUTSCHE
                                  GENOSSENSCHAFTSBANK AG), as a Bank



                                  By: /s/ Bernd Henrik Franke
                                     ----------------------------

                                  Name:  Bernd Henrik Franke
                                       --------------------------

                                  Title: Vice President
                                        -------------------------



                                  By: /s/ Ronald Matossian
                                     ----------------------------

                                  Name:  Ronald Matossian
                                       --------------------------

                                  Title: Vice President
                                        -------------------------

                                  FLEET NATIONAL BANK (formerly known as FLEET
                                  BANK N.A.)



                                  By: /s/ Christopher J. Mendelsohn
                                     ------------------------------

                                  Name:  Christopher J. Mendelsohn
                                       ----------------------------

                                  Title: SVP
                                        ---------------------------

                                  MELLON BANK, N.A.



                                  By: /s/ Marla A. DeYulis
                                     ----------------------------

                                  Name:  Marla A. DeYulis
                                       --------------------------

                                  Title: Assistant Vice President
                                        -------------------------

                                  THE BANK OF NEW YORK



                                  By: /s/ Roger A. Grossman
                                     ----------------------------

                                  Name:  Roger A. Grossman
                                       --------------------------

                                  Title: Vice President
                                        -------------------------

                                  THE BANK OF NOVA SCOTIA



                                  By: /s/ Mark Sparrow
                                     ----------------------------

                                  Name:  Mark Sparrow
                                       --------------------------

                                  Title: Director
                                        -------------------------

                                  WACHOVIA BANK, N.A.



                                  By: /s/ James F. Heatville
                                     ----------------------------

                                  Name:  James F. Heatville
                                       --------------------------